UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2005

DANIELSON HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Lane Road Fairfield, New Jersey	07004

(Address of principal executive offices)	(Zip Code)

(973) 882-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 1.02. Termination of a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 2.03. Creation of a Direct Financial Obligation.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Credit and Guaranty Agreement
Second Lien Credit and Guaranty Agreement
First Lien Pledge and Security Agreement
Parity Lien Pledge and Security Agreement
First Lien Pledge Agreement
Parity Lien Pledge Agreement
Intercreditor Agreement
Amendment No.1 to Tax Sharing Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.

     On June 24, 2005, Covanta Energy Corporation (“Covanta”), a subsidiary of Danielson Holding Corporation (“Danielson”), entered into two credit and guaranty agreements (collectively, the “Credit Agreements”) with syndicates of lenders led by Goldman Sachs Credit Partners, L.P. and Credit Suisse, respectively (collectively with all other lenders party thereto referred to as the “Lenders”) and other parties thereto (collectively, the “Financing”). The proceeds of the Financing were used to pay for a portion of the purchase price of American Ref-Fuel Holdings Corp. (“American Ref-Fuel”), further described in Item 1.02 of this Current Report and related fees, commissions, premiums and expenses, and to refinance outstanding recourse debt of Covanta and its international holding company, Covanta Power International Holdings, Inc. (“CPIH”) and will be available for the working capital and general corporate needs of Covanta and its subsidiaries.

     The two Credit Agreements consist of (1) the Credit and Guaranty Agreement, dated as of June 24, 2005, among Covanta, Danielson, as a guarantor, certain subsidiaries of Covanta, as guarantors, various lenders, Credit Suisse, Cayman Islands Branch, as Joint Lead Arranger and Co-Syndication Agent, Goldman Sachs Credit Partners, L.P., as Joint Lead Arranger, Co-Syndication Agent, Administrative Agent and Collateral Agent, JPMorgan Chase Bank, as Co-Documentation Agent, Revolving Issuing Bank and a Funded LC Issuing Bank, UBS Securities LLC, as Co-Documentation Agent, UBS AG, Stamford Branch, as a Funded LC Issuing Bank, and Calyon New York Branch, as Co-Documentation Agent (the “First Lien Credit Agreement”); and (2) the Second Lien Credit and Guaranty Agreement, dated as of June 24, 2005, among Covanta, Danielson, as a guarantor, certain subsidiaries of Covanta, as guarantors, various lenders, Credit Suisse, Cayman Islands Branch, as Joint Lead Arranger, Co-Syndication Agent, Administrative Agent, Collateral Agent and Paying Agent, and Goldman Sachs Credit Partners, L.P., as Joint Lead Arranger and Co-Syndication Agent (the “Second Lien Credit Agreement”). Under these Credit Agreements, the Lenders agreed to provide secured revolving credit, letter of credit and term loan facilities in the amount of up to $1.115 billion as described below. The following is a description of the general terms of these senior secured credit facilities.

     The senior secured credit facilities are comprised of the following:

•	a first priority secured term loan facility in the amount of $275 million that matures in 2012 (the “First Lien Term Loan Facility”);

•	a first priority secured revolving credit facility in the amount of $100 million, up to $75 million of which may be utilized for letters of credit, that matures in 2011 (the “Revolving Credit Facility”);

•	a first priority secured funded letter of credit facility in the amount of $340 million that matures in 2012 (the “Funded L/C Facility,” and collectively with the First Lien Term Loan Facility and the Revolving Credit Facility, the “First Lien Facilities”); and

•	a second priority secured term loan facility in the amount of $400 million that matures in 2013 (the “Second Lien Term Loan Facility,” and collectively with the First Lien Facilities, the “Credit Facilities”).

     The First Lien Term Loan Facility has a mandatory annual amortization, paid in quarterly installments, through the date of maturity in annual amounts set forth in the following schedule:

First Lien Term Loan
Facility
(In millions)
2005	$1.375
2006	2.75
2007	2.75
2008	2.75
2009	2.75
2010	2.75
2011	130.625
2012	129.25

     The Second Lien Term Loan Facility has no mandatory amortization requirements and is required to be repaid in full on its maturity date.

     For purposes of calculating interest, loans under the senior secured credit facilities are designated, at Covanta’s election, as eurodollar rate loans or base rate loans. Eurodollar loans bear interest at a reserve adjusted British Bankers Association Interest Settlement Rate, commonly referred to as “LIBOR,” for deposits in dollars plus a borrowing margin as described below. Interest on eurodollar rate loans is payable at the end of the applicable interest period of one, two, three or six months (and at the end of every three months in the case of six month eurodollar loans). Base rate loans bear interest at (a) a rate per annum equal to the greater of (i) the “prime rate” designated in the relevant facility or (ii) the federal funds rate plus 0.50% per annum, plus (b) a borrowing margin as described below. Letters of credit issued under the Revolving Credit Facility will accrue fees at the then effective borrowing margins on eurodollar rate loans, plus a fee on each issued letter of credit payable to the issuing bank. Letter of credit availability under the Funded Letter of Credit Facility accrues fees (whether or not letters of credit are issued thereunder) at the then-effective borrowing margin for eurodollar rate loans described below times the total availability under letters of credit (whether or not then utilized), plus a fee on each issued letter of credit payable to the issuing bank. In addition, Covanta has agreed to pay to the participants under the Funded Letter of Credit Facility any shortfall between the eurodollar rate applicable to the relevant Funded Letter of Credit Facility interest period and the investment income earned on the pre-agreed investments made by the relevant issuing banks with the purchase price paid by such participants for their participations under the Funded Letter of Credit Facility. The borrowing margins referred to above for the Revolving Credit Facility are as follows:

	Borrowing	Borrowing
	Margin for	Margin for
Company	Revolving	Revolving
Leverage	Eurodollar	Base Rate
Ratio	Loans	Loans
≥ 4.25:1.00	3.00%	2.00%

< 4.25:1.00	2.75%	1.75%
≥ 3.50:1.00

< 3.50:1.00	2.50%	1.50%

The borrowing margins for First Lien Term Loan Facility and the Funded Letter of Credit Facility are 3.00% for eurodollar rate loans and 2.00% for base rate loans. The borrowing margins under the Second Lien Term Loan Facility are 5.50% for eurodollar rate loans and 4.50% for base rate loans.

     The obligations of Covanta under the Credit Facilities are guaranteed by Danielson and by certain of Covanta’s subsidiaries (the “Subsidiary Guarantors”). Danielson and the Subsidiary Guarantors are required under the terms of the guarantee provisions in the Credit Agreements, among other things, to pay the sum of any unpaid principal amount of Covanta’s obligations, as well as accrued and unpaid interest, and all other obligations then owed by Covanta, upon Covanta’s failure to have paid any of its obligations under the Credit Facilities when such obligations became due and payable, whether by maturity, required prepayment, acceleration or other demand under the terms of the Credit Facilities.

     Covanta’s obligations under the First Lien Facilities and certain interest rate or other hedging arrangements entered into with any of the Lenders and their affiliates and the Subsidiary Guarantors’ guaranty obligation are secured by a first priority security interest in substantially all assets, including substantially all of the personal, real and mixed property of Covanta and the Subsidiary Guarantors pursuant to the terms of the First Lien Facilities documentation including the First Lien Pledge and Security Agreement between each of Covanta and the other Grantors Party thereto and Goldman Sachs Credit Partners L.P., as Collateral Agent, dated as of June 24, 2005 (the “First Lien Security Agreement”).

     In addition, the First Lien Facilities are secured by a first priority perfected lien or pledge on 100% of the capital stock of Covanta and certain direct subsidiaries of Covanta and the Subsidiary Guarantors, up to 65% of the capital stock of certain first tier foreign subsidiaries of Covanta and the Subsidiary Guarantors, and all intercompany debt owed to Covanta or the Subsidiary Guarantors pursuant to the terms of the First Lien Facilities documentation including the First Lien Security Agreement and the First Lien Pledge Agreement between Danielson and Goldman Sachs Credit Partners L.P., as Collateral Agent, dated June 24, 2005 (“First Lien Pledge Agreement”). Other subsidiaries of Danielson are not subject to any guaranty.

     The Second Lien Term Loan Facility is secured by a second priority security interest in substantially all assets, including substantially all of the personal, real and mixed property of Covanta and the Subsidiary Guarantors pursuant to the terms of the Second Lien Term Loan Facility documentation including the Parity Lien Pledge and Security Agreement between each of Covanta and the other Grantors party thereto and Credit Suisse, Cayman Islands Branch, as Collateral Agent, dated as of June 24, 2005 (the “Parity Lien Security Agreement”).

     In addition, the Second Lien Term Loan Facility is secured by a second priority perfected lien or pledge on 100% of the capital stock of Covanta and certain direct subsidiaries of Covanta and the Subsidiary Guarantors, up to 65% of the capital stock of certain first tier foreign subsidiaries of Covanta and the Subsidiary Guarantors, and all intercompany debt owed to Covanta or the Subsidiary Guarantors pursuant to the terms of the Second Lien Term Loan Facility documentation including the Parity Lien Security Agreement and the Parity Lien Pledge Agreement between Danielson and Credit Suisse, Cayman Islands Branch, as Collateral Agent, dated June 24, 2005 (“Parity Lien Pledge Agreement”).

     The priority of the security interests and related creditor rights between the First Lien Facilities (the “First Lien Obligations”) and those of the Second Lien Term Loan Facility (the “Second Lien Obligations”) are set forth in the Intercreditor Agreement among Covanta, Goldman Sachs Credit Partners L.P., as Collateral Agent for the First Lien Claimholders, Credit Suisse, Cayman Islands Branch, as Administrative Agent for the Second Lien Credit Claimholders and as Collateral Agent for the Parity Lien Claimholders, dated as of June 24, 2005 (the “Intercreditor Agreement”). Under the terms of the Intercreditor Agreement, for as long as any of the First Lien Obligations are outstanding:

•	liens securing the Second Lien Obligations will be junior and subordinated in all respects to liens securing the First Lien Obligations;

•	the collateral agent for the Second Lien Obligations will not exercise any rights or remedies with respect to any collateral for 180 days from the date of delivery of notice in writing to the collateral agent for the First Lien Obligations;

•	the collateral agent for the Second Lien Obligations will not take or receive any collateral or any proceeds of collateral in connection with the exercise of any right or remedy (including setoff) with respect to any collateral;

•	any proceeds of collateral received in connection with the sale or disposition of such collateral by the collateral agent for the holders of the First Lien Obligations will be applied to the First Lien Obligations in the order specified by the Intercreditor Agreement and the applicable First Lien Obligation documents. Upon discharge of the First Lien Obligations, any proceeds of collateral held by the collateral agent for the First Lien Obligations will be delivered to the collateral agent for the Second Lien Obligations to be applied in the order specified by the Intercreditor Agreement and the applicable Second Lien Obligation documents; and

•	except as permitted under the Intercreditor Agreement and the senior secured credit facilities, Covanta will not make prepayments of the Second Lien Obligations prior to any voluntary or mandatory prepayment of any amounts outstanding under the First Lien Obligations.

     The loan documentation under the Credit Facilities contains customary affirmative and negative covenants and financial covenants. During the term of the Credit Facilities, Danielson expects that the negative covenants will restrict the ability of Covanta and its subsidiaries to take specified actions, subject to exceptions including, but not limited to:

•	incurring additional indebtedness, including guarantees of indebtedness;

•	creating, incurring, assuming or permitting to exist liens on property and assets;

•	making loans and investments and entering into mergers, consolidations, acquisitions and joint ventures;

•	engaging in sales, transfers and other dispositions of their property or assets;

•	paying, redeeming or repurchasing debt, or amending or modifying the terms of certain material debt or certain other agreements;

•	declaring or paying dividends to, making distributions to, or making redemptions and repurchases from, equity holders;

•	entering into certain affiliate transactions; and

•	entering into agreements that would restrict the ability of Covanta’s subsidiaries to pay dividends and make distributions, making certain loans and advances to Covanta, and incurring liens or transferring property or assets to Covanta or certain of its subsidiaries.

     The financial covenants of the First Lien Facilities include the following:

•	maximum Covanta leverage ratio, which measures Covanta-level recourse debt to a specified Covanta-level cash flow;

•	maximum capital expenditures;

•	minimum Covanta interest coverage ratio, which measures Covanta-level recourse debt interest expense to a specified Covanta-level cash flow; and

•	minimum consolidated adjusted earnings before interest, taxes, depreciation and amortization.

     Covanta is required to make mandatory prepayments of the senior secured credit facilities in the amounts set forth in the Credit Facilities in the event it receives proceeds from the following specified sources:

•	excess cash flow, as defined in the loan documentation;

•	net cash proceeds of any property or asset sale, subject to certain exceptions and reinvestment requirements;

•	net insurance and condemnation proceeds, subject to certain exceptions and reinvestment provisions;

•	net cash proceeds from the issuance of additional equity securities, subject to certain exceptions; and

•	net cash proceeds of certain debt issuances, subject to certain exceptions.

     Except as otherwise provided in the Intercreditor Agreement, mandatory prepayments are applied to prepay the First Lien Term Loan Facility prior to application with respect to the remaining Credit Facilities.

     The loan documentation for the Credit Facilities contains events of default, including, but not limited to, failure to make payments when due, cross defaults to certain other debt of Covanta and its subsidiaries, certain change of control events and specified material reductions in net operating losses available to Danielson, other than through utilization. Upon the occurrence and during the continuance of events of default under the Credit Facilities, and subject to the terms of the Intercreditor Agreement, the administrative agents and/or the lenders under the Credit Agreements may accelerate Covanta’s payment obligations thereunder and the collateral agents under the documents securing these obligations may foreclose upon, and exercise other rights with respect to, the assets of Danielson, Covanta and/or the Subsidiary Guarantors in which security interests have been granted.

     The descriptions of the obligations of Danielson and Covanta under the Credit Facilities contained herein are qualified in their entirety to the full text of the documents themselves, copies of which are filed as exhibits hereto and incorporated herein by reference as follows: (1) First Lien Credit Agreement, (2) Second Lien Credit Agreement, (3) First Lien Security Agreement, (4) Parity Lien Security Agreement, (5) First Lien Pledge Agreement, (6) Parity Lien Pledge Agreement, and (7) Intercreditor Agreement, copies of which are set forth as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and incorporated herein by reference.

     Danielson and Covanta have also entered into Amendment No. 1 to Tax Sharing Agreement between Danielson, Covanta and CPIH, dated as of June 24, 2005 (the “Amendment”), which amended the Tax Sharing Agreement between Danielson, Covanta and CPIH, dated as of March 10, 2004 (the “Tax Sharing Agreement”). The Amendment added American Ref-Fuel to the group of Covanta affiliates covered by the Tax Sharing Agreement and amended certain schedules to the Tax Sharing Agreement. The description in this Item 1.02 of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.8 hereto and incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

     Effective as of June 24, 2005, Covanta restructured its and CPIH’s credit facilities by establishing the new credit facilities described in Item 1.01 of this Current Report, terminating all of its and CPIH’s existing credit facilities and discharging the high yield secured notes and unsecured notes issued by Covanta. In this restructuring, the proceeds obtained through the new credit facilities were used to terminate and discharge Covanta’s prior credit facilities and to pay and satisfy in full Covanta’s obligations under its high yield secured notes and unsecured notes. The information contained above in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 1.02.

Item 2.01. Completion of Acquisition or Disposition of Assets.

     Effective as of June 24, 2005, Danielson, through its wholly-owned subsidiary Covanta, consummated the transactions contemplated by that certain stock purchase agreement (the “Purchase Agreement”), dated as of January 31, 2005, among Danielson, American Ref-Fuel and American Ref-Fuel’s stockholders (the “Selling Stockholders”).

     Pursuant to the Purchase Agreement, Danielson, through Covanta, as Danielson’s permitted assignee and designee under the Purchase Agreement, now owns 100% of the issued and outstanding shares of American Ref-Fuel capital stock (the “Acquisition”). Danielson, through Covanta, paid $740 million in cash for the equity of American Ref-Fuel and the consolidated net debt of American Ref-Fuel, which as of March 31, 2005 was $1.2 billion ($1.4 billion of consolidated indebtedness and $0.2 billion of cash and restricted cash) was assumed as part of the Acquisition.

     Danielson, through Covanta, purchased American Ref-Fuel from DLJ Merchant Banking Partners and its affiliated co-investors, each managed by Credit Suisse First Boston’s Alternative Capital Division, and AIG Highstar Capital II, L.P. and certain affiliates. AIG Highstar Capital II, L.P. is a private equity fund sponsored by AIG Global Investment Group.

     The description in this Item 2.01 of the Purchase Agreement and the transactions contemplated therein is qualified in its entirety by reference to the full text of the Purchase Agreement, filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Danielson with the Securities and Exchange Commission (“SEC”) on February 2, 2005, and incorporated by reference herein.

     Danielson and Covanta raised the necessary financing to complete the Acquisition with a combination of debt and equity financing. The debt component of the financing of the Acquisition consisted of financing obtained under the terms of the Credit Agreements (as more fully described in Item 1.01 of this Current Report).

     The equity component of the financing of the Acquisition consisted of the successful completion of an approximately $400 million pro rata rights offering of Danielson’s common stock to its shareholders (the “Rights Offering”). The full subscription of the Rights Offering was previously announced by Danielson in a press release, attached as Exhibit 99.1 to the Current Report on Form 8-K filed by Danielson with the SEC on June 23, 2005, and incorporated by reference herein.

     At the same time that Danielson entered into the Purchase Agreement it also executed agreements with Danielson’s largest shareholders, SZ Investments L.L.C. and EGI-Fund (05-07) Investors, L.L.C. (collectively referred to as “SZ Investments”), Third Avenue Business Trust, on behalf of Third Avenue Value Fund Series (“TAVF”), D. E. Shaw Laminar Portfolios, L.L.C. (“Laminar”), in which they each agreed to participate and purchase at least their pro rata ownership percentage (the “Equity Commitment Agreements”). These shareholders of Danielson, representing ownership of approximately 40% of Danielson’s outstanding common stock, each separately participated in the Rights Offering and purchased at least their pro rata portion in the Rights Offering. The Equity Commitment Agreements were previously described by Danielson and attached as Exhibits 10.2, 10.3, 10.4 and 10.5 to the Current Report on Form 8-K filed by Danielson with the SEC on February 2, 2005 and are incorporated by reference herein.

     As consideration for their commitments, Danielson paid each of SZ Investments, TAVF and Laminar an amount equal to 1.75% of their respective equity commitments. Danielson also agreed to amend an existing registration rights agreement to provide these stockholders with the right to demand that Danielson undertake an underwritten offering within twelve months of the closing of the acquisition of American Ref-Fuel in order to provide such stockholders with liquidity.

     William Pate, Chairman of the Board of Directors of Danielson, is affiliated with SZ Investments. David Barse, a Director of Danielson, is affiliated with TAVF. The Purchase Agreement and other transactions involving SZ Investments, TAVF and Laminar were negotiated, reviewed and approved by a special committee of Danielson’s Board of Directors composed solely of disinterested directors and advised by independent legal and financial advisors.

     On June 24, 2005, Danielson issued a press release announcing the closing of the Acquisition. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation.

     On June 24, 2005, in connection with the Acquisition, Covanta borrowed $675 million and issued approximately $322.3 million in letters of credit under the Credit Facilities.

     As of June 24, 2005, Danielson and the Subsidiary Guarantors became guarantors of Covanta’s obligations under the Credit Facilities and Danielson, Covanta and the Subsidiary Guarantors granted security interests in certain, or in the case of Covanta and the Subsidiary Guarantors, substantially all, of their assets to secure such direct obligations or guarantees.

     The terms of the Credit Facilities, including those related to the payment, interest and possible acceleration of Covanta’s obligations thereunder and the guarantees and granting of security interests described above in this Item 2.03, are more fully described in Item 1.01 of this Current Report and Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired — Consolidated Financial Statements for American Ref-Fuel and subsidiaries and Ref-Fuel Holdings LLC and subsidiaries as of December 31, 2004 and 2003 and for the year ended December 31, 2004, the period from December 12, 2003 through December 31, 2003 and the period from January 1, 2003 through December 12, 2003 and the year ended December 31, 2002 (incorporated by reference to Exhibit 99.2 of Danielson’s Current Report on Form 8-K filed with the SEC on April 7, 2005, as amended by Amendment No.1 to Form 8-K/A filed with the SEC on May 12, 2005).

(b)	Pro Forma Financial Information — (i) Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2004 and as of and for the three months ended March 31, 2005 based on the historical financial statements of Danielson, Covanta, American Ref-Fuel and Ref-Fuel Holdings LLC (incorporated by reference to Exhibit 99.3 of Danielson’s Current Report on Form 8-K filed with the SEC on April 7, 2005, as amended by Amendment No.1 to Form 8-K/A filed with the SEC on May 12, 2005); and (ii) Unaudited Consolidated Financial Statements for American Ref-Fuel and subsidiaries as of March 31, 2005 and December 31, 2004 and for the three months ended March 31, 2005 and March 31, 2004 (incorporated by reference to Exhibit 99.4 of Danielson’s Current Report on Form 8-K filed with the SEC on April 7, 2005, as amended by Amendment No.1 to Form 8-K/A filed with the SEC on May 12, 2005).

(c)	Exhibits

Exhibit No.	Exhibit

2.1*	Stock Purchase Agreement among American Ref-Fuel Holdings Corp., the Sellers party thereto and Danielson Holding Corporation dated as of January 31, 2005 (incorporated by reference to Exhibit 2.1 of Danielson’s Current Report on Form 8-K filed with the SEC on February 2, 2005).

10.1	Credit and Guaranty Agreement among Covanta Energy Corporation, Danielson Holding Corporation, as a guarantor, certain subsidiaries of Covanta Energy Corporation, as Guarantors, various lenders, Credit Suisse, Cayman Islands Branch, as Joint Lead Arranger and Co-Syndication Agent, Goldman Sachs Credit Partners, L.P., as Joint Lead Arranger, Co-Syndication Agent, Administrative Agent and Collateral Agent, JPMorgan Chase Bank, as Co-Documentation Agent, Revolving Issuing Bank and a Funded LC Issuing Bank, UBS Securities LLC, as Co-Documentation Agent, UBS AG, Stamford Branch, as a Funded LC Issuing Bank, and Calyon New York Branch, as Co-Documentation Agent dated as of June 24, 2005.

10.2	Second Lien Credit and Guaranty Agreement among Covanta Energy Corporation, Danielson Holding Corporation, as a guarantor, certain subsidiaries of Covanta Energy Corporation, as guarantors, various lenders, Credit Suisse, Cayman Islands Branch, as Joint Lead Arranger, Co-Syndication Agent, Administrative Agent, Collateral Agent and Paying Agent, and Goldman Sachs Credit Partners, L.P., as Joint Lead Arranger and Co-Syndication Agent dated as of June 24, 2005.

10.3	First Lien Pledge and Security Agreement between each of Covanta Energy Corporation and the other Grantors Party thereto and Goldman Sachs Credit partners L.P., as Collateral Agent, dated as of June 24, 2005.

10.4	Parity Lien Pledge and Security Agreement between each of Covanta Energy Corporation and the other Grantors Party thereto and Credit Suisse, Cayman Islands Branch, as Collateral Agent, dated as of June 24, 2005.

10.5	First Lien Pledge Agreement between Danielson Holding Corporation and Goldman Sachs Credit Partners L.P., as Collateral Agent, dated as of June 24, 2005.

10.6	Parity Lien Pledge Agreement between Danielson Holding Corporation and Credit Suisse, Cayman Islands Branch, as Collateral Agent, dated as of June 24, 2005.

10.7	Intercreditor Agreement among Covanta Energy Corporation, Goldman Sachs Credit Partners L.P., as Collateral Agent for the First Lien Claimholders, Credit Suisse, Cayman Islands Branch, as Administrative Agent for the Second Lien Credit Claimholders and as Collateral Agent for the Parity Lien Claimholders, dated as of June 24, 2005.

10.8	Amendment No. 1 to Tax Sharing Agreement between Danielson Holding Corporation, Covanta Energy Corporation and Covanta Power International Holdings, Inc. dated as of June 24, 2005, amending Tax Sharing Agreement between Danielson Holding Corporation, Covanta Energy Corporation and Covanta Power International Holdings, Inc. dated as of March 10, 2004.

10.9*	Equity Commitment for Rights Offering between Danielson Holding Corporation and SZ Investments L.L.C. dated February 1, 2005 (incorporated by reference to Exhibit 10.2 of Danielson’s Current Report on Form 8-K filed with the SEC on February 2, 2005).

10.10*	Equity Commitment for Rights Offering between Danielson Holding Corporation and EGI-Fund (05-07) Investors, L.L.C. dated February 1, 2005 (incorporated by reference to Exhibit 10.3 of Danielson’s Current Report on Form 8-K filed with the SEC on February 2, 2005).

10.11*	Equity Commitment for Rights Offering between Danielson Holding Corporation and Third Avenue Trust, on behalf of The Third Avenue Value Fund Series dated February 1, 2005 (incorporated by reference to Exhibit 10.4 of Danielson’s Current Report on Form 8-K filed with the SEC on February 2, 2005).

10.12*	Equity Commitment for Rights Offering between Danielson Holding Corporation and D. E. Shaw Laminar Portfolios, L.L.C. dated February 1, 2005 (incorporated by reference to Exhibit 10.5 of Danielson’s Current Report on Form 8-K filed with the SEC on February 2, 2005).

99.1	Press Release, issued by Danielson Holding Corporation, dated June 24, 2005, regarding the closing of the transaction to acquire American Ref-Fuel Holdings Corp.

*	Not filed herewith, but incorporated herein by reference. In accordance with Rule 12b-32 of the General Rules and Regulations under the Securities and Exchange Act of 1934, reference is made to the document previously filed with the SEC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 30, 2005

DANIELSON HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson

Name:	Timothy J. Simpson
Title:	General Counsel and Secretary

DANIELSON HOLDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1*	Stock Purchase Agreement among American Ref-Fuel Holdings Corp., the Sellers party thereto and Danielson Holding Corporation dated as of January 31, 2005 (incorporated by reference to Exhibit 2.1 of Danielson’s Current Report on Form 8-K filed with the SEC on February 2, 2005).

10.1	Credit and Guaranty Agreement among Covanta Energy Corporation, Danielson Holding Corporation, as a guarantor, certain subsidiaries of Covanta Energy Corporation, as guarantors, various lenders, Credit Suisse, Cayman Islands Branch, as Joint Lead Arranger and Co-Syndication Agent, Goldman Sachs Credit Partners, L.P., as Joint Lead Arranger, Co-Syndication Agent, Administrative Agent and Collateral Agent, JPMorgan Chase Bank, as Co-Documentation Agent, Revolving Issuing Bank and a Funded LC Issuing Bank, UBS Securities LLC, as Co-Documentation Agent, UBS AG, Stamford Branch, as a Funded LC Issuing Bank, and Calyon New York Branch, as Co-Documentation Agent dated as of June 24, 2005.

10.2	Second Lien Credit and Guaranty Agreement among Covanta Energy Corporation, Danielson Holding Corporation, as a guarantor, certain subsidiaries of Covanta Energy Corporation, as guarantors, various lenders, Credit Suisse, Cayman Islands Branch, as Joint Lead Arranger, Co-Syndication Agent, Administrative Agent, Collateral Agent and Paying Agent, and Goldman Sachs Credit Partners, L.P., as Joint Lead Arranger and Co-Syndication Agent dated as of June 24, 2005.

10.3	First Lien Pledge and Security Agreement between each of Covanta Energy Corporation and the other Grantors Party thereto and Goldman Sachs Credit partners L.P., as Collateral Agent, dated as of June 24, 2005.

10.4	Parity Lien Pledge and Security Agreement between each of Covanta Energy Corporation and the other Grantors Party thereto and Credit Suisse, Cayman Islands Branch, as Collateral Agent, dated as of June 24, 2005.

10.5	First Lien Pledge Agreement between Danielson Holding Corporation and Goldman Sachs Credit Partners L.P., as Collateral Agent, dated as of June 24, 2005.

10.6	Parity Lien Pledge Agreement between Danielson Holding Corporation and Credit Suisse, Cayman Islands Branch, as Collateral Agent, dated as of June 24, 2005.

10.7	Intercreditor Agreement among Covanta Energy Corporation, Goldman Sachs Credit Partners L.P., as Collateral Agent for the First Lien Claimholders, Credit Suisse, Cayman Islands Branch, as Administrative Agent for the Second Lien Credit Claimholders and as Collateral Agent for the Parity Lien Claimholders, dated as of June 24, 2005.

10.8	Amendment No. 1 to Tax Sharing Agreement between Danielson Holding Corporation, Covanta Energy Corporation and Covanta Power International Holdings, Inc. dated as of June 24, 2005, amending Tax Sharing Agreement between Danielson Holding Corporation, Covanta Energy Corporation and Covanta Power International Holdings, Inc. dated as of March 10, 2004.

10.9*	Equity Commitment for Rights Offering between Danielson Holding Corporation and SZ Investments L.L.C. dated February 1, 2005 (incorporated by reference to Exhibit 10.2 of Danielson’s Current Report on Form 8-K filed with the SEC on February 2, 2005).

10.10*	Equity Commitment for Rights Offering between Danielson Holding Corporation and EGI-Fund (05-07) Investors, L.L.C. dated February 1, 2005 (incorporated by reference to Exhibit 10.3 of Danielson’s Current Report on Form 8-K filed with the SEC on February 2, 2005).

10.11*	Equity Commitment for Rights Offering between Danielson Holding Corporation and Third Avenue Trust, on behalf of The Third Avenue Value Fund Series dated February 1, 2005 (incorporated by reference to Exhibit 10.4 of Danielson’s Current Report on Form 8-K filed with the SEC on February 2, 2005).

10.12*	Equity Commitment for Rights Offering between Danielson Holding Corporation and D. E. Shaw Laminar Portfolios, L.L.C. dated February 1, 2005 (incorporated by reference to Exhibit 10.5 of Danielson’s Current Report on Form 8-K filed with the SEC on February 2, 2005).

99.1	Press Release, issued by Danielson Holding Corporation, dated June 24, 2005, regarding the closing of the transaction to acquire American Ref-Fuel Holdings Corp.

*	Not filed herewith, but incorporated herein by reference. In accordance with Rule 12b-32 of the General Rules and Regulations under the Securities and Exchange Act of 1934, reference is made to the document previously filed with the SEC.